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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                          Reported): August 5, 1999

               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. (as depositor under the Pooling and Servicing
               Agreement, dated as of August 10, 1999, providing for the issuance of Chase Commercial Mortgage
               Securities Corp.'s Commercial Mortgage
               Pass-Through Certificates, Series 1999-1).

                  Chase Commercial Mortgage Securities Corp.
           --------------------------------------------------------
            (Exact name of registrant as specified in its charter)

          New York                    333-81595                  13-3728743
----------------------------         -----------              -----------------
(State of Other Jurisdiction         (Commission              (I.R.S. Employer
      of Incorporation)              File Number)            Identification No.)

                 270 Park Avenue
                New York, New York                      10017-2070
             ----------------------                    -------------
              (Address of Principal                      (Zip Code)
                Executive Offices)

     Registrant's telephone number, including area code (212) 270-6000
                                                        --------------

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
Item 5.   Other Events.
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Filing of Collateral/Structural Term Sheets
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     On or about August 26, 1999, the Registrant will cause the sale of approximately $1,254,382,118 principal amount of Commercial Mortgage Pass-Through Certificates, Series 1999-1, in several classes (collectively, the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of August 10, 1999, among the Registrant, The Chase Manhattan Bank, as master servicer, ORIX Real Estate Capital Markets, LLC, as special servicer and State Street Bank and Trust Company, as trustee (the "Pooling and Servicing Agreement").

     In connection with the sale of certain classes of the Certificates (collectively, the "Underwritten Certificates") pursuant to a Prospectus Supplement relating to certain classes of the Certificates, the Registrant has been advised by First Union Capital Markets Corp. and Chase Securities Inc. (the "Underwriters") that the Underwriters have, following the effective date of Registration Statement No. 333-81595, furnished to one or more prospective investors on August 5, 1999 one Collateral/Structural Term Sheet (the "Term Sheet"), dated as of August 5, 1999. The term "Collateral/Structural Term Sheet" shall mean those materials which constitute "structural term sheets" and "collateral term sheets" within the meaning of the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance to the Public Securities Association. The Term Sheet is being filed as an exhibit to this report.

     The Term Sheet has been provided by the Underwriters. The information in the Term Sheet is preliminary and will be superseded by the Prospectus Supplement relating to the Underwritten Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

Item 7.   Financial Statements, Pro Forma Financial
          -----------------------------------------
          Information and Exhibits.
          ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1.     Term Sheet dated as of August 5, 1999

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CHASE COMMERCIAL MORTGAGE
                                     SECURITIES CORP.



                                     By: /s/ Geoffrey Souter
                                         --------------------------------------
                                         Name:  Geoffrey Souter
                                         Title: Assistant Vice President

Dated:    August 5, 1999

                                 Exhibit Index
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Exhibit                                                                    Page
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99.1.    Term Sheet dated as of August 5, 1999                               6